SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report:   October 12, 2006     Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

On or about October 12, 2006, with an effective date of October 15, 2006, New Century Energy Corp. ("we," and "us") entered into a Seventh Amendment Agreement with Laurus Master Fund, Ltd. (the "Seventh Amendment" and "Laurus"), which amended the terms of our Registration Rights Agreement with Laurus, which we entered into in June 30, 2005, in connection with Laurus' entry into a Securities Purchase Agreement with us, whereby we sold Laurus a Secured Convertible Term Note in the amount of $15,000,000, a warrant to purchase up to 7,258,065 shares of our common stock at an exercise price of $0.80 per share and an option to purchase up to 10,222,794 shares of our common stock at an exercise price of $0.001 per share, of which 3,675,000 shares have previously been exercised by Laurus in connection with the payment to us of an aggregate of $3,675. We agreed to register the shares of common stock which the Secured Convertible Term Note is convertible into, as well as the shares the warrant and option are exercisable for pursuant to the Registration Rights Agreement. The Seventh Amendment extended the date we are required to have our Form SB-2 filing effective with the Securities Exchange Commission pursuant to the Registration Rights Agreement from October 15, 2006, as was required under our Sixth Amendment Agreement with Laurus effective September 15, 2006, to April 16, 2007.

On October 24, 2006, we entered into a Letter of Intent with two third parties, to purchase oil and gas interests totaling a 30.35% working interest and a 22.1555% net revenue interest in the Javelina Field, in Hidalgo County, Texas. As contemplated by the Letter of Intent, the purchase would include all of one seller's interests and so much of the other seller's interests to total the percentages specified which interests include all of the sellers' rights to oil and gas leases on the interests, the wells on the leases, the rights arising from certain farmout agreements in connection with the interests and all of the physical equipment and facilities owned by the sellers on the interests. The total purchase price of the interests will be $17,342,857, which amount shall be decreased proportionately in the event the sellers cannot deliver the entire 30.35% working interest. The closing of the acquisition contemplated by the Letter of Intent is anticipated to be on or before December 6, 2006, assuming that we have sufficient funding at that time to complete the acquisition and enter into a Purchase and Sale Agreement with the sellers, of which there can be no assurance, as we do not currently have sufficient working capital to complete such acquisition and will therefore need to raise substantial additional capital prior to the closing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

Exhibit No.     Description.
-----------     ------------

10.1*           Seventh Amendment Agreement with Laurus

* Filed herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEW CENTURY ENERGY CORP.
                                             ------------------------


                                             /s/ Edward R. DeStefano
                                             --------------------------
                                             Edward R. DeStefano,
                                             President

                                             Date: October 26, 2006